Joint Filer Information

Name:  Owl Creek II, L.P.
Address:  410 Park Avenue, Suite 420, New York, N.Y. 10022
Designated Filer:  Owl Creek I, L.P.
Issuer & Ticker Symbol:  TIMCO Aviation Services, Inc. (TMAS)
Date of Event Requiring Statement:   10/19/2005

Signature: Owl Creek II, L.P.

                  By: Owl Creek Advisors, LLC, its general partner
                            By: /s/ Jeffrey A. Altman
                  -----------------------------------------------------------
                             Name: Jeffrey A. Altman
                             Title: Managing Member

Name:  Owl Creek Advisors, LLC
Address:  410 Park Avenue, Suite 420, New York, N.Y. 10022
Designated Filer:  Owl Creek I, L.P.
Issuer & Ticker Symbol:  TIMCO Aviation Services, Inc. (TMAS)
Date of Event Requiring Statement:   10/19/2005

Signature: Owl Creek Advisors, LLC

                            By: /s/ Jeffrey A. Altman
                  -----------------------------------------------------------
                             Name: Jeffrey A. Altman
                             Title: Managing Member

Name:  Owl Creek Asset Management, L.P.
Address:  410 Park Avenue, Suite 420, New York, N.Y. 10022
Designated Filer:  Owl Creek I, L.P.
Issuer & Ticker Symbol:  TIMCO Aviation Services, Inc. (TMAS)
Date of Event Requiring Statement:   10/19/2005

Signature: Owl Creek Asset Management, L.P.

                  By: Owl Creek GP, L.L.C., its general partner
                            By: /s/ Jeffrey A. Altman
                  -----------------------------------------------------------
                             Name: Jeffrey A. Altman
                             Title: Managing Member

Name:  Jeffrey A. Altman
Address:  c/o Owl Creek Asset Management, L.P., 410 Park Avenue,
          Suite 420, New York, N.Y. 10022
Designated Filer:  Owl Creek I, L.P.
Issuer & Ticker Symbol:  TIMCO Aviation Services, Inc. (TMAS)
Date of Event Requiring Statement:   10/19/2005

Signature:        /s/ Jeffrey A. Altman
                  -----------------------------------------------------------
                             Name: Jeffrey A. Altman